Exhibit 10.1

Execution Version

FIRST AMENDMENT

FIRST AMENDMENT, dated as of February 14, 2020 (this “Amendment”), to the Credit Agreement, dated as of October 1, 2018 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; and as amended by this Amendment, the “Credit Agreement”), among TENNECO INC., a Delaware corporation (the “Company”), TENNECO AUTOMOTIVE OPERATING COMPANY INC., a Delaware corporation and a Subsidiary of the Company (“TAOC”), any other Subsidiary Borrowers (as defined therein) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and certain other financial institutions are parties to the Existing Credit Agreement;

WHEREAS, the Borrowers, the Required Lenders and, with respect to the amendment set forth in Section 2(c) of this Amendment, the Required Pro Rata Lenders party hereto wish pursuant to Section 10.01 of the Existing Credit Agreement to make certain amendments to the Existing Credit Agreement, in each case as described in this Amendment;

WHEREAS, pursuant to Section 10.1 of the Existing Credit Agreement, the parties hereto hereby agree to amend the Existing Credit Agreement as set forth herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein or the context otherwise requires, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2. Amendments. Effective as of the First Amendment Effective Date (as defined below):

(a) Clause (a) of Section 2.27 of the Existing Credit Agreement is hereby amended by:

(i) deleting “$1,000,000,000” where it appears therein and inserting in lieu thereof “$800,000,000”; and

(ii) deleting “assuming full utilization of the Revolving Facility” where it appears therein and inserting in lieu thereof “assuming full utilization of such Incremental Facility consisting of an increase in the Revolving Facility”.

(b) Section 6.2 of the Existing Credit Agreement is hereby amended by deleting “and” at the end of clause (f), replacing “.” at the end of clause (g) with “; and”, and adding the following clause after clause (g):

(h) beginning with the fiscal year ended December 31, 2021 and thereafter, as soon as available, but in any event not later than the date on which the Compliance Certificate is required to be delivered pursuant to Section 6.2(b) (but only if the Company’s Consolidated Net Leverage Ratio is greater than 3.00 to 1.0 as of the end of the Company’s fiscal year), a copy of the projections by the Company of its operating budget and cash flow budget for each quarter of the fiscal year in which such delivery is required to be made, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such projections have been prepared based upon good faith estimates and assumptions and on the basis of sound financial planning practice.

(c) Clause (a) of Section 7.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

(a) Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Company ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter Ending	Consolidated Net Leverage Ratio
March 31, 2020	4.50 to 1.00
June 30, 2020	4.50 to 1.00
September 30, 2020	4.50 to 1.00
December 31, 2020	4.50 to 1.00
March 31, 2021	4.50 to 1.00
June 30, 2021	4.25 to 1.00
September 30, 2021	4.25 to 1.00
December 31, 2021	4.00 to 1.00
March 31, 2022	4.00 to 1.00
June 30, 2022	3.75 to 1.00
September 30, 2022	3.75 to 1.00
December 31, 2022 and each fiscal quarter ending thereafter	3.50 to 1.00

(d) Clause (d) of Section 7.6 of the Existing Credit Agreement and clause (l) of Section 7.8 of the Existing Credit Agreement shall, in each case, be amended by deleting “$300,000,000” in each place where it appears therein and inserting in lieu thereof “$150,000,000”.

(e) Clause (c) of Section 7.6 of the Existing Credit Agreement is hereby amended by deleting “2.25 to 1.0” in each place where it appears therein and inserting in lieu thereof “2.00 to 1.0”.

(f) Section 7.15 of the Existing Credit Agreement is hereby amended by amending and restating the second sentence thereof in its entirety as follows:

Notwithstanding the foregoing, as long as no Default has occurred and is continuing, the Company may (i) make regularly scheduled interest and principal payments as and when due in respect of any Subordinated Indebtedness, other than payments prohibited by the subordination provisions thereof, (ii) refinance Subordinated Indebtedness with the Net Cash Proceeds of Permitted Refinancing Indebtedness, (iii) make payments of or in respect of Subordinated Indebtedness made solely with the Net Cash Proceeds of Qualified Capital Stock issued by the Company after the Closing Date, (iv) convert any Subordinated Indebtedness into Qualified Capital Stock issued by the Company after the Closing Date or (v) make additional payments of or in respect of Subordinated Indebtedness if, after giving effect thereto, the Consolidated Leverage Ratio would be equal to or less than 2.00 to 1.0 calculated on a Pro Forma Basis (as of the last day of the most recent fiscal quarter for which financial statements are available) after giving effect to such payment (it being understood and agreed that any fee, premium or expense paid or payable in connection with such payment shall not be subject to or included within the calculation of such amount).

(g) Annex A to the Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Annex A attached to this Amendment.

3. Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which:

(a) The Administrative Agent shall have received this Amendment executed and delivered by each Borrower, each Guarantor, the Administrative Agent, the Required Lenders and, with respect to the amendment set forth in Section 2(c) of this Amendment, the Required Pro Rata Lenders.

(b) (i) No Default or Event of Default shall have occurred and be continuing on the First Amendment Effective Date or after giving effect to this Amendment and (ii) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (and in all respects if any such representation and warranty is qualified by materiality) on and as of the First Amendment Effective Date as if made on and as of such date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case it was true and correct in all material respects as of such earlier date).

(c) The Administrative Agent shall have received all fees required to be paid on the First Amendment Effective Date and reasonable out-of-pocket expenses required to be reimbursed on the First Amendment Effective Date and, with respect to out-of-pocket expenses, to the extent invoiced at least three business days prior to the First Amendment Effective Date.

4. Representations and Warranties. On and as of the First Amendment Effective Date, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender that:

(a) No Default or Event of Default has occurred and is continuing on the First Amendment Effective Date or after giving effect to this Amendment.

(b) Each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (and in all respects if any such representation and warranty is qualified by materiality) on and as of the First Amendment Effective Date as if made on and as of such date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case it was true and correct in all material respects as of such earlier date).

5. Continuing Effect of the Credit Agreement and Loan Documents.

(a) This Amendment shall not constitute an amendment or waiver of any provision of the Existing Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders and the Administrative Agent. Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.

(b) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or any other Loan Document or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Security Documents or the other Loan Documents or a novation of the Existing Credit Agreement or any other Loan Document. The obligations outstanding under or of the Existing Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor, grantor or pledgor under any of the Loan Documents.

(c) Each of this Amendment and the Credit Agreement constitutes a Loan Document.

6. Reaffirmation.

(a) Each Loan Party hereby (i) expressly acknowledges the terms of the Credit Agreement, (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned, (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, (iv) agrees that each Security Document secures all Obligations of the Loan Parties in accordance with the terms thereof and (v) confirms this Amendment does not represent a novation of any Loan Document. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations.

(b) Each Loan Party hereby reaffirms, as of the First Amendment Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby and (ii) its guarantee of payment of the Obligations pursuant to the Guarantee Agreement and its grant of Liens on the Collateral to secure the Obligations.

7. GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.12 AND 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS.

(c) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

(d) On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Existing Credit Agreement or the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8. Headings. The headings and subheadings used herein are solely for convenience of reference and shall not constitute a part of this Amendment or affect the meaning, construction or effect of any provision thereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

TENNECO INC.

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

[Signature Page to First Amendment to Tenneco Credit Agreement]

TENNECO INTERNATIONAL HOLDING CORP.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

TENNECO GLOBAL HOLDINGS INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

THE PULLMAN COMPANY

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

TMC TEXAS INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

CLEVITE INDUSTRIES INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

[Signature Page to First Amendment to Tenneco Credit Agreement]

FEDERAL-MOGUL FINANCING CORPORATION

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	Assistant Treasurer

CARTER AUTOMOTIVE COMPANY LLC

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

FEDERAL-MOGUL IGNITION LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

FEDERAL-MOGUL PISTON RINGS, LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

[Signature Page to First Amendment to Tenneco Credit Agreement]

FEDERAL-MOGUL POWERTRAIN LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

FEDERAL-MOGUL POWERTRAIN IP LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

FEDERAL-MOGUL PRODUCTS US LLC

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

FEDERAL-MOGUL MOTORPARTS LLC

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

FEDERAL-MOGUL WORLD WIDE LLC

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

[Signature Page to First Amendment to Tenneco Credit Agreement]

FELT PRODUCTS MFG. CO. LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

MUZZY-LYON AUTO PARTS LLC

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

FEDERAL-MOGUL CHASSIS LLC

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

F-M MOTORPARTS TSC LLC

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

F-M TSC REAL ESTATE HOLDINGS LLC

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

[Signature Page to First Amendment to Tenneco Credit Agreement]

FEDERAL-MOGUL VALVE TRAIN INTERNATIONAL LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

FEDERAL-MOGUL SEVIERVILLE, LLC

By:	/s/ David Jachcik
	Name:	David Jachcik
	Title:	President and Treasurer

BECK ARNLEY HOLDINGS LLC

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

FEDERAL-MOGUL FILTRATION LLC

By:	/s/ Paul D. Novas
	Name:	Paul D. Novas
	Title:	Vice President Finance

[Signature Page to First Amendment to Tenneco Credit Agreement]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Gene R. Riego de Dios
	Name:	Gene R. Riego de Dios
	Title:	Executive Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/Gene R. Riego de Dios
	Name:	Gene R. Riego de Dios
	Title:	Executive Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Michael Maguire
	Name:	Michael Maguire
	Title:	Managing Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Burnside
	Name:	Patrick Burnside
	Title:	Assistant Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

HSBC Bank USA, N.A., as a Lender

By:	/s/ Andrew Horn
	Name:	Andrew Horn
	Title:	Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

TD BANK, N.A., as a Lender

By:	/s/ Bernadette Collins
	Name:	Bernadette Collins
	Title:	Senior Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

ING Bank N.V., Dublin Branch, as a Lender

By:	/s/ Sean Hassett
	Name:	Sean Hassett
	Title:	Director

By:	/s/ Cormac Langford
	Name:	Cormac Langford
	Title:	Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

KBC BANK N.V., NEW YORK BRANCH, as a Lender

By:	/s/ Nicholas Fiore
	Name:	Nicholas Fiore
	Title:	Director

By:	/s/ Francis Payne
	Name:	Francis Payne
	Title:	Managing Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sean Duggan
	Name:	Sean Duggan
	Title:	Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Malden
	Name:	Jonathan Malden
	Title:	Duly Authorized Signatory

[Signature Page to First Amendment to Tenneco Credit Agreement]

Fifth Third Bank, National Association, as a Lender

By:	/s/ Kurt Marsan
	Name:	Kurt Marsan
	Title:	Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

MUFG BANK, LTD., as a Lender

By:	/s/ Eric Hill
	Name:	Eric Hill
	Title:	Authorized Signatory

[Signature Page to First Amendment to Tenneco Credit Agreement]

TRUIST BANK (formerly known as Branch Banking and Trust Company and as successor by merger to SunTrust Bank), as a Lender

By:	/s/ Alexander Harrison
	Name:	Alexander Harrison
	Title:	Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Matt J Perrizo
	Name:	Matt J Perrizo
	Title:	Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

FLUSHING BANK, as a Lender

By:	/s/ Alan Harris
	Name:	Alan Harris
	Title:	Senior Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeffrey S. Johnson
	Name:	Jeffrey S. Johnson
	Title:	Senior Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Brian Lukehart
	Name:	Brian Lukehart
	Title:	Managing Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

The Huntington National Bank, as a Lender

By:	/s/ Mark Zobel
	Name:	Mark Zobel
	Title:	Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

The Northern Trust Company, as a Lender

By:	/s/ Keith L. Burson
	Name:	Keith L. Burson
	Title:	Senior Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Jeffrey R. McMahon
	Name:	Jeffrey R. McMahon
	Title:	Vice President – Commercial Banking

[Signature Page to First Amendment to Tenneco Credit Agreement]

The First Bank of Highland Park, as a Lender

By:	/s/ Lynn M. Rosinsky
	Name:	Lynn M. Rosinsky
	Title:	Managing Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

Canadian Imperial Bank of Commerce, New York Branch, as a Lender

By:	/s/ Dominic Sorresso
	Name:	Dominic Sorresso
	Title:	Authorized Signatory

By:	/s/ Andrew Campbell
	Name:	Andrew Campbell
	Title:	Authorized Signatory

[Signature Page to First Amendment to Tenneco Credit Agreement]

Citizens Bank, N.A., as a Lender

By:	/s/ Stephen A. Maenhout
	Name:	Stephen A. Maenhout
	Title:	Senior Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

Citibank, N.A., as a Lender

By:	/s/ Lixing Qi
	Name:	Lixing Qi
	Title:	Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Thomas J. Devitt
	Name:	Thomas J. Devitt
	Title:	Director

By:	/s/ Michael W. Ravelo
	Name:	Michael W. Ravelo
	Title:	Managing Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Nikhil Madhok
	Name:	Nikhil Madhok
	Title:	Authorized Signatory

[Signature Page to First Amendment to Tenneco Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ John Lascody
	Name:	John Lascody
	Title:	Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

Santander Bank, N.A., as a Lender

By:	/s/ Irv Roa
	Name:	Irv Roa
	Title:	Senior Vice President

[Signature Page to First Amendment to Tenneco Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Monica Tilani
	Name:	Monica Tilani
	Title:	Vice President

By:	/s/ Richard Pace
	Name:	Richard Pace
	Title:	Managing Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

Mizuho Bank, Ltd., as a Lender

By:	/s/ Donna DeMagistris
	Name:	Donna DeMagistris
	Title:	Authorized Signatory

[Signature Page to First Amendment to Tenneco Credit Agreement]

Industrial and Commercial Bank of China Limited, New York Branch, as a Lender

By:	/s/ Jing Qu
	Name:	Jing Qu
	Title:	Vice President

By:	/s/ Gang Duan
	Name:	Gang Duan
	Title:	Executive Director

[Signature Page to First Amendment to Tenneco Credit Agreement]

Annex A

PRICING GRID FOR REVOLVING FACILITY (INCLUDING SWINGLINE LOANS) AND TRANCHE A TERM FACILITY

Level	Consolidated Net Leverage Ratio	Applicable Margin for Eurodollar Loans or Overnight LIBOR Loans	Applicable Margin for ABR Loans	Commitment Fee Rate
I	Greater than or equal to 3.00 to 1.0	2.00%	1.00%	0.35%
II	Less than 3.00 to 1.0 and greater than or equal to 2.50 to 1.0	1.75%	0.75%	0.30%
III	Less than 2.50 to 1.0 and greater than or equal to 1.50 to 1.0	1.50%	0.50%	0.25%
IV	Less than 1.50 to 1.0	1.25%	0.25%	0.20%

Changes in the Applicable Margin with respect to Revolving Loans, Swingline Loans, Tranche A Term Loans or the Commitment Fee Rate resulting from changes in the Consolidated Net Leverage Ratio shall become effective on the date (the “Adjustment Date”) on which financial statements are delivered to the Lenders pursuant to Section 6.1(a) or (b) (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Net Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 3.00 to 1.0. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Net Leverage Ratio shall for the purposes of this definition be deemed to be greater than 3.00 to 1.0. Each determination of the Consolidated Net Leverage Ratio pursuant to this pricing grid shall be made with respect to (or, in the case of clause (a) of the definition thereof, as at the end of) the period of four consecutive fiscal quarters of the Company ending at the end of the period covered by the relevant financial statements.